UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2009

American Tax Credit Properties L.P.

(Exact name of registrant as specified in its charter)

Delaware	0-17619	13-3458875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Richman Tax Credit Properties L.P. 340 Pemberwick Road Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 869-0900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  Departure of Directors or Certain Officers

On January 14, 2009, Neal Ludeke resigned his position as Chief Financial Officer (Treasurer) of Richman Tax Credit Properties Inc., general partner of Richman Tax Credit Properties L.P., general partner of Registrant.

(c) Appointment of Certain Officers

On January 20, 2009, James Hussey was appointed Chief Financial Officer (Treasurer) of Richman Tax Credit Properties Inc., general partner of Richman Tax Credit Properties L.P., general partner of Registrant.  Mr. Hussey receives no compensation from Registrant or Richman Tax Credit Properties Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2009

AMERICAN TAX CREDIT PROPERTIES L.P.
(a Delaware limited partnership)

By: Richman Tax Credit Properties L.P.,
General Partner

By: Richman Tax Credit Properties Inc.,
General Partner

By:	/s/David Salzman
Name: David Salzman
Title: Chief Executive Officer